UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

May 5, 2003

PTEK HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-27778	59-3074176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, N.E., The Lenox Building, Suite 700,

Atlanta, Georgia 30326

(Addresses of Principal Executive Offices, including Zip Code)

(404) 262-8400

(Registrant’s Telephone Number, including Area Code)

Item 4. Changes in Registrant’s Certifying Accountant.

(a)	Previous independent accountants

(i)	On May 5, 2003, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent accountants of PTEK Holdings, Inc. (“Ptek”), effective upon completion of services related to the review of Ptek’s March 31, 2003 interim financial statements.

(ii)	The audit reports of PwC on the consolidated financial statements of Ptek as of and for the years ended December 31, 2001 and 2002, the two most recent fiscal years, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)	The decision to change accountants was reviewed and recommended by Ptek’s audit committee and approved by Ptek’s board of directors.

(iv)	In connection with the audits for the two most recent fiscal years and through May 5, 2003, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference to the subject matter of any such disagreements in connection with their report on the financial statements for those years.

(v)	During the two most recent fiscal years and through May 5, 2003, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

(vi)	Ptek requested that PwC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter received from PwC, dated May 12, 2003, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New independent accountants

On May 12, 2003, Ptek’s board of directors authorized the engagement of Deloitte & Touche LLP (“D & T”) as its new independent accountants, subject to D&T’s normal client acceptance procedures, to be effective as of the completion of PwC’s services related to the review of Ptek’s March 31, 2003 interim financial statements. During the two most recent fiscal years and through the date of this Current Report, Ptek has not consulted with D & T regarding any of the following:

(i)	the application of accounting principles to a specified transaction, either completed or proposed;

(ii)	the type of audit opinion that might be rendered on Ptek’s financial statements, and in no case was a written report provided to Ptek nor was oral advice provided that Ptek concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issues; or

(iii)	any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of

Regulations	S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits.

16.1	Letter from PwC dated May 12, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTEK HOLDINGS, INC. /s/ PATRICK G. JONES Patrick G. Jones Executive Vice President and Chief Legal Officer

Date: May 12, 2003

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from PwC dated May 12, 2003.